Exhibit 10.2

May 25, 2015

Via Overnight Courier

Corporate Secretary

c/o Donald Maj

The Depository Trust Company

55 Water Street

New York, NY 10041

Re:	Objection to the Imposition of the Deposit Lock on CUSIP No. 45684G508
Ingen Technologies, Inc., a Georgia corporation

Dear Mr. Maj,

Please be advised that this firm represents Ingen Technologies, Inc., a Georgia corporation (the "Issuer"). This correspondence shall serve as the Issuer's formal objection to the continuing imposition of a deposit "lock" upon the Issuer's common equity securities. Respectfully, the Issuer is of the opinion and belief that the continued restriction placed upon the Issuer's securities is unwarranted, unfairly affects the private interests of its shareholders and fails in all material respects to dissuade or otherwise protect the either the Issuer or the securities industry as a whole as contemplated in the Bank Secrecy Act, 31 U.S.C. § 5311, et seq.

As you are aware, Section 17A(b)(3)(H) of the Exchange Act of 1934 (the "Act") requires that the DTC, as a clearing agency, provide "fair procedures" when it prohibits or limits access to its services. Moreover, while DTC is not an arm of the government, the United States appellate court has interpreted the Act's fairness requirements in accordance with traditional interpretations of the Fifth Amendment's Due Process Clause. Gold v. Securities and Exchange Commission, 48 F.3d 987, 991 (7th Cir. 1995). As with well-established principles of Due Process, Section 17A(b)(5)(B) of the Act likewise provides for a statutory right to be heard.

In relying upon the Mathews decision, the factors to be considered with respect to the continued imposition of a deposit lock include that: (a) a private interest will be affected; (b) there exists the risk of erroneous deprivation and the value of additional procedural safeguards; and (c) a weighing of DTC's interest in its role as a gatekeeper for the securities industries versus the additional administrative burden contemplated in such proceedings. Mathews v. Eldridge, 424 U.S. 319 (1976). Here, the analysis weighs heavily in favor of the Issuer. While the Issuer was not provided with a full opportunity to be heard, the Mathews factors clearly indicate that the far-reaching impact upon innocent shareholders are tantamount to a complete loss of their property. Likewise, the Issuer, in its current iteration, is a viable business without suitable access to the capital markets because of the ongoing restriction. Those two considerations, coupled with the length of time since the imposition of the deposit lock and the fact that then-controlling actors of the Issuer have been removed, combine to offer no compelling mechanism to further DTC's public policy obligations.

1

Accordingly, this correspondence shall further serve as the Issuer's request for a hearing with respect to the continuing imposition of the deposit "lock" in accordance with Rule 22 of the Depository Trust Company Rules. In support of such request, the Issuer has attached as an Annex hereto a proposed opinion letter addressing those deposits which are alleged to have brought about the imposition of the restriction. The Issuer is willing to cooperate fully and in a timely manner with DTC in addressing this most serious matter in an effort to preclude the need for what the Issuer would otherwise characterize as unnecessary procedural action.

We trust that DTC will agree with the Issuer's position and evaluate the removal of the deposit lock. Thank you for your time and consideration.

Yours very truly,

Adam S. Tracy, Esq.

Attorney for Ingen Technologies, Inc.

2

May 25, 2015

Via Overnight Courier

The Depository Trust Company

55 Water Street

New York, New York 10041

U.S.A.

Attn: Underwriting Department

RE: Ingen Technologies, Inc., Common Stock, CUSIP 45684G508

Ladies and Gentlemen:

We are counsel for Ingen Technologies, Inc. (the "Company") and are providing this opinion letter to The Depository Trust Company ("DTC") at the request of the Company. Securities issued by the Company, CUSIP 45684G508 (the "Subject CUSIP") have been deposited for book-entry delivery, settlement and depository services (the "Services") at DTC, registered in the nominee name of DTC, Cede & Co. (the "Subject Securities"), which include, without limitation the deposits identified in Exhibit 2 and Exhibit 3 to the notice letter sent by DTC to the Company dated September 24, 2013 (the "Notice Securities") and attached again hereto. We are providing this opinion at the request of the Company to confirm that each of the Subject Securities, including the Notice Securities, were, at the date of deposit at DTC, eligible under the Rules and Procedures of DTC to be deposited for the Services.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

•	the orders and instructions of the Company for the issuance and delivery of the Subject Securities,

•	copies of duly executed securities purchase agreements and debt instruments involved in each sale of the Subject Securities,

•	prior legal opinions submitted to the Company or its transfer agent in connection with the issuance of the Subject Securities, and/or the resale of the Subject Securities, by the initial purchasers,

•	accredited investor certifications for each accredited investor who invested in any private placement of the Subject Securities,

•	relevant books and records of the Company's transfer agent,

•	a copy of a Certificate of Good Standing of the Company dated as of May 25, 2015

•	any additional documentation or materials used to form a basis for the opinions herein or deemed relevant to DTC's determination regarding the subject securities.

3

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others and such other statements, documents, certificates and corporate or other records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

Based on the foregoing, and our independent legal analysis, we are of the opinion that the Notice Securities when issued by the Company, and all other shares of the Subject CUSIP when issued by the Company beginning from the date that is five years prior to the date of this letter, either:

(1) were not "restricted securities" under Rule 144(a)(3) following their issuance, or

(2) those securities that were "restricted securities" under Rule 144(a)(3) following their issuance are listed on Appendix 1 hereto, and with respect to such securities: (a) all certificates or electronic records evidencing such restricted securities bore appropriate restrictive legends or the electronic equivalents effecting such restrictions under the Securities Act of 1933, as amended; (b) such restrictive legends or electronic equivalents were not removed therefrom except by reasonable and customary procedures designed to verify the proper legal basis for such removal, including, where appropriate, verification by valid legal opinions from independent counsel to the Company in support of such removal.

No Notice Securities issued by the Company nor any other shares of the Subject CUSIP issued by the Company beginning from the date that is five years prior to the date of this letter, were issued in reliance on Rule 504(b)(i),(ii) or (iii) under the Securities Act.:

This opinion is rendered to you and is solely for your benefit to be used only in connection with the matters stated herein, except that you may deliver copies of this opinion to your professional advisors, to any governmental agency or regulatory authority or if otherwise required by law.

Yours very truly,

Adam S. Tracy, Esq.

Attorney for Ingen Technologies, Inc.

4

FURTHER EXPLANATION FOR THE NOTICE SECURITIES

With the exception of the transactions listed below, all of the transactions listed on the attached Appendix 1 were issuances of free trading common stock in exchange for debt or preferred shares that had been held for over a year and sufficiently aged under Rule 144. One year or more after the nonpublic issuance of debt in individual transactions (exempt under §4(a)(2)), free trading securities were issued in exchange for those debt or preferred shares based on Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii).

The Notice Securities are comprised of those listed on Exhibits 2 and 3 to the notice letter. Those listed in Exhibit 2 were issued to Watson Investment Enterprises, and many were identified in a FINRA order as having been sold and resold without registration under the Securities Act. This statement, while correct on its face, is incorrect in that it omits to state all relevant facts, which include the fact that ostensibly the shares did not require registration because they were issued to an accredited investor in non public issuances that were exempt under §4(a)(2). These shares were purchased from the original holder thereof who held $275,000 debt of the Company since March 20, 2004. Tacking the holding period of original holder to that of Watson resulted in shares being issued without restrictive legend pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii). An opinion of counsel was provided by Watson's attorney to support this issuance. I have determined this opinion was incorrect and the shares were improperly issued. Nevertheless, with the passage of time since this transaction, it would appear no benefit could be achieved through any further restriction on these shares. The DTC’s recent position paper ("DTC Service Restrictions On Certain Book-Entry Securities - Procedures For Affected Issuers" September 2013) and the SEC's current rulemaking (Release No. 34-71745; March 19, 2014) indicate that this would be the correct position for DTC to take.

Regarding the issuances listed on Exhibit 3 to the notice letter, these shares were issued pursuant to a Settlement and Forbearance Agreement of August 24, 2009 (the "SFA"). The SFA settled claims that had arisen at or before June 16, 2008. An appropriate opinion of counsel supported these issuances as well.

5

APPENDIX 1

APPENDIX 1

CERT #	HOLDER	SHARES	POST DATE	DESCRIPTION
4201	SCOTT R SAND	50,000,000	3/19/2009	Non-public offering to a single, affiliated accredited investor.
4214	ROCCO ALBANESO	100,000	3/27/2009	Non-public offering for consulting services.
4215	MEDOX CORPORATION INC	100,000	3/27/2009	Non-public offering to a single, unaffiliated accredited investor.
4218	MEDOX CORPORATION INC	200,000	3/30/2009	Non-public offering to a single, unaffiliated accredited investor.
4219	WATSON INVESTMENT ENTERPRISES INC	400,000	3/31/2009	Non-public offering to a single, unaffiliated accredited investor.
4221	RINGSPORT INTERNATIONAL INC	500,000	4/3/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4226	XCEL ASSOCIATES INC	1,000,000	4/7/2009	Non-public offering to a single, unaffiliated consulting services.
4227	MEDOX CORPORATION INC	2,500,000	4/7/2009	Non-public offering to a single, unaffiliated consulting services.
4228	WATSON INVESTMENT ENTERPRISES INC	1,000,000	4/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4231	RINGSPORT INTERNATIONAL INC	4,000,000	4/9/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4234	MEDOX CORPORATION INC	3,500,000	4/13/2009	Non-public offering to a single, unaffiliated consulting services.
4236	ROCCO ALBANESO	200,000	4/14/2009	Non-public offering to a single, unaffiliated consulting services.
4237	BARCLAY LYONS LLC	1,600,000	4/15/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4238	GREYHAWK EQUITIES LLC	1,000,000	4/15/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4245	WATSON INVESTMENT ENTERPRISES INC	5,000,000	4/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4247	XCEL ASSOCIATES INC	5,000,000	4/21/2009	Non-public offering to a single, unaffiliated consulting services.
4248	WALLSTREET DIRECT, INC	4,600,000	4/22/2009	Non-public offering to a single, unaffiliated consulting services.
4250	MAZUMA HOLDING CORP	7,500,000	4/22/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4251	RINGSPORT INTERNATIONAL INC	7,000,000	4/22/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4252	MEDOX CORPORATION INC	3,000,000	4/24/2009	Non-public offering to a single, unaffiliated consulting services.
4255	WATSON INVESTMENT ENTERPRISES INC	8,000,000	4/28/2009	Non-public offering to a single, unaffiliated accredited investor.
4256	MAZUMA HOLDING CORP	10,000,000	4/28/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4257	BARCLAY LYONS LLC	14,285,713	4/29/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4264	SCOTT R SAND	33,333,333	5/1/2009	Non-public offering to a single, affiliated accredited investor.
4268	RINGSPORT INTERNATIONAL INC	16,000,000	5/6/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4270	BENEFITS AND PENSION GROUP LLC	13,333,334	5/7/2009	Non-public offering to a single, unaffiliated accredited investor.
4271	MEDOX CORPORATION INC	10,000,000	5/7/2009	Non-public offering to a single, unaffiliated consulting services.
4272	WATSON INVESTMENT ENTERPRISES INC	11,000,000	5/7/2009	Non-public offering to a single, unaffiliated accredited investor.
4273	MAZUMA HOLDING CORP	15,000,000	5/8/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4274	XCEL ASSOCIATES INC	15,000,000	5/8/2009	Non-public offering to a single, unaffiliated consulting services.
4278	RINGSPORT INTERNATIONAL INC	24,000,000	5/12/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4282	WATSON INVESTMENT ENTERPRISES INC	21,538,462	5/13/2009	Non-public offering to a single, unaffiliated accredited investor.
4283	ROCCO ALBANESO	3,750,000	5/13/2009	Non-public offering to a single, unaffiliated consulting services.
4285	RINGSPORT INTERNATIONAL INC	29,000,000	5/18/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.

6

4286	MAZUMA HOLDING CORP	29,000,000	5/18/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4288	WATSON INVESTMENT ENTERPRISES INC	15,000,000	5/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4291	BARCLAY LYONS LLC	12,500,000	5/20/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4292	GREYHAWK EQUITIES LLC	12,500,000	5/20/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4293	XCEL ASSOCIATES INC	15,000,000	5/20/2009	Non-public offering to a single, unaffiliated consulting services.
4294	WALLSTREET DIRECT, INC	15,000,000	5/20/2009	Non-public offering to a single, unaffiliated consulting services.
4295	MAIDENHEAD INVESTMENTS LLC	3,750,000	5/20/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4300	MEDOX CORPORATION INC	10,000,000	5/26/2009	Non-public offering to a single, unaffiliated consulting services.
4301	WATSON INVESTMENT ENTERPRISES INC	12,222,222	5/26/2009	Non-public offering to a single, unaffiliated accredited investor.
4302	RINGSPORT INTERNATIONAL INC	30,000,000	5/26/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4304	MAZUMA HOLDING CORP	15,000,000	5/26/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4306	BARCLAY LYONS LLC	12,500,000	5/27/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4307	MEDOX CORPORATION INC	15,000,000	5/27/2009	Non-public offering to a single, unaffiliated consulting services.
4308	BENEFITS AND PENSION GROUP LLC	6,777,446	5/28/2009	Non-public offering to a single, unaffiliated accredited investor.
4318	MEDOX CORPORATION INC	10,000,000	6/1/2009	Non-public offering to a single, unaffiliated consulting services.
4319	MEDOX CORPORATION INC	15,000,000	6/1/2009	Non-public offering to a single, unaffiliated consulting services.
4320	MAZUMA HOLDING CORP	20,000,000	6/1/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4321	WATSON INVESTMENT ENTERPRISES INC	15,000,000	6/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4322	GREYHAWK EQUITIES LLC	15,000,000	6/2/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4323	RINGSPORT INTERNATIONAL INC	50,000,000	6/2/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4325	MAZUMA HOLDING CORP	52,631,579	6/3/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4326	SALVATORE AMATO	25,000,000	6/3/2009	Non-public offering to a single, unaffiliated accredited investor.
4328	WATSON INVESTMENT ENTERPRISES INC	19,047,619	6/4/2009	Non-public offering to a single, unaffiliated accredited investor.
4330	MEDOX CORPORATION INC	10,000,000	6/8/2009	Non-public offering to a single, unaffiliated consulting services.
4331	MEDOX CORPORATION INC	15,000,000	6/8/2009	Non-public offering to a single, unaffiliated consulting services.
4333	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	3,148,057	6/8/2009	Non-public offering to a single, unaffiliated accredited investor.
4334	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS II LLC	421,905	6/8/2009	Non-public offering to a single, unaffiliated accredited investor.
4335	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	19,147,978	6/8/2009	Non-public offering to a single, unaffiliated accredited investor.
4336	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	9,736,260	6/8/2009	Non-public offering to a single, unaffiliated accredited investor.
4338	MAZUMA HOLDING CORP	25,000,000	6/8/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4339	XCEL ASSOCIATES INC	8,515,050	6/8/2009	Non-public offering to a single, unaffiliated consulting services.
4340	RINGSPORT INTERNATIONAL INC	54,545,454	6/8/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4342	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	970,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4343	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS II LLC	130,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4344	PENSON FINANCIAL SERVICES	5,900,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.

7

FBO|AJW OFFSHORE LTD			
4345	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	3,000,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4346	BARCLAY LYONS LLC	26,923,077	6/9/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4347	GREYHAWK EQUITIES LLC	26,923,077	6/9/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4348	ROBERT H SAND	25,000,000	6/9/2009	Non-public offering to a single, unaffiliated consulting services.
4349	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	970,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4350	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS II LLC	130,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4351	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,900,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4352	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	3,000,000	6/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4355	MEDOX CORPORATION INC	25,000,000	6/10/2009	Non-public offering to a single, unaffiliated consulting services.
4356	MAZUMA HOLDING CORP	10,000,000	6/11/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4358	RINGSPORT INTERNATIONAL INC	40,000,000	6/11/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4359	GREYHAWK EQUITIES LLC	16,250,000	6/12/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4363	MAZUMA HOLDING CORP	15,000,000	6/12/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4365	MICHELE R HUTTON	500,000	6/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4366	MERVILLE MCCOLLUM	10,000,000	6/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4367	ROCCO ALBANESO	24,250,000	6/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4370	WATSON INVESTMENT ENTERPRISES INC	3,846,154	6/16/2009	Non-public offering to a single, unaffiliated accredited investor.
4371	MEDOX CORPORATION INC	25,000,000	6/17/2009	Non-public offering to a single, unaffiliated consulting services.
4375	GREYHAWK EQUITIES LLC	11,194,030	6/17/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4376	WATSON INVESTMENT ENTERPRISES INC	1,382,604	6/17/2009	Non-public offering to a single, unaffiliated accredited investor.
4377	TERRY L TITUS &|CHERYL T TITUS JT TEN	1,000,000	6/17/2009	Non-public offering to a single, unaffiliated accredited investor.
4378	RONALD DEAN GOODWIN	1,250,000	6/17/2009	Non-public offering to a single, unaffiliated accredited investor.
4379	DAVID GARNETT	5,000,000	6/17/2009	Non-public offering to a single, unaffiliated accredited investor.
4381	WHITE RHINO CONSULTING INC	10,000,000	6/18/2009	Non-public offering to a single, unaffiliated consulting services.
4385	MAZUMA HOLDING CORP	7,666,667	6/18/2009	Reg D, Rule 504 to a single, unaffiliated accredited investor.
4386	XCEL ASSOCIATES INC	10,000,000	6/18/2009	Non-public offering to a single, unaffiliated consulting services.
4389	JSJ INVESTMENTS INC	54,545,455	6/22/2009	Non-public offering to a single, unaffiliated accredited investor.
4390	PATRICIA A SHORES	7,900,000	6/23/2009	Non-public offering to a single, unaffiliated accredited investor.
4392	SCOTT R SAND	10,000,000	6/23/2009	Non-public offering to a single, affiliated accredited investor.
4394	MEDOX CORPORATION INC	25,000,000	6/23/2009	Non-public offering to a single, unaffiliated consulting services.
4395	XCEL ASSOCIATES INC	10,000,000	6/23/2009	Non-public offering to a single, unaffiliated consulting services.
4397	ROBERT H SAND	32,500,000	6/24/2009	Non-public offering to a single, unaffiliated consulting services.
4400	WHITE RHINO CONSULTING INC	4,000,000	6/24/2009	Non-public offering to a single, unaffiliated consulting services.
4401	XCEL ASSOCIATES INC	30,000,000	6/24/2009	Non-public offering to a single, unaffiliated consulting services.
4402	XCEL ASSOCIATES INC	10,000,000	6/24/2009	Non-public offering to a single, unaffiliated consulting services.

8

4403	WATSON INVESTMENT ENTERPRISES INC	13,333,333	6/24/2009	Non-public offering to a single, unaffiliated accredited investor.
4406	JSJ INVESTMENTS INC	54,545,455	6/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4408	ALFRED J HUMMER III	1,000,000	6/26/2009	Non-public offering to a single, unaffiliated accredited investor.
4409	CARMEN GONZALEZ	1,250,000	6/26/2009	Non-public offering to a single, unaffiliated accredited investor.
4414	WATSON INVESTMENT ENTERPRISES INC	12,500,000	6/30/2009	Non-public offering to a single, unaffiliated accredited investor.
4415	WATSON INVESTMENT ENTERPRISES INC	13,750,000	7/1/2009	Non-public offering to a single, unaffiliated accredited investor.
4416	PASQUALE FERRARI	1,000,000	7/1/2009	Non-public offering to a single, unaffiliated accredited investor.
4417	MEDOX CORPORATION INC	15,698,488	7/1/2009	Non-public offering to a single, unaffiliated consulting services.
4418	MEDOX CORPORATION INC	20,000,000	7/1/2009	Non-public offering to a single, unaffiliated consulting services.
4431	XCEL ASSOCIATES INC	15,000,000	7/8/2009	Non-public offering to a single, unaffiliated consulting services.
4434	JSJ INVESTMENTS INC	60,000,000	7/9/2009	Non-public offering to a single, unaffiliated accredited investor.
4435	MEDOX CORPORATION INC	50,000,000	7/9/2009	Non-public offering to a single, unaffiliated consulting services.
4436	MEDOX CORPORATION INC	40,000,000	7/9/2009	Non-public offering to a single, unaffiliated consulting services.
4444	JSJ INVESTMENTS INC	46,666,667	7/16/2009	Non-public offering to a single, unaffiliated accredited investor.
4447	XCEL ASSOCIATES INC	15,000,000	7/20/2009	Non-public offering to a single, unaffiliated consulting services.
4448	JSJ INVESTMENTS INC	46,666,667	7/20/2009	Non-public offering to a single, unaffiliated accredited investor.
4449	JSJ INVESTMENTS INC	43,333,333	7/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4451	MEDOX CORPORATION INC	30,000,000	7/23/2009	Non-public offering to a single, unaffiliated consulting services.
4452	WALLSTREET DIRECT, INC	10,000,000	7/24/2009	Non-public offering to a single, unaffiliated consulting services.
4455	MEDOX CORPORATION INC	50,000,000	7/30/2009	Non-public offering to a single, unaffiliated consulting services.
4464	AJW PARTNERS LLC	139,574	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4465	AJW PARTNERS II, LLC	3,694,868	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4466	AJW MASTER FUND, LTD	1,196,528	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4467	AJW MASTER FUND II, LTD	4,227,443	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4468	AJW QUALIFIED PARTNERS, LLC	777,837	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4469	AJW QUALIFIED PARTNERS II, LLC	7,127,006	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4470	AJW OFFSHORE, LTD	5,423,355	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4471	AJW OFFSHORE II, LTD	14,297,935	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4472	NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,115,454	8/18/2009	Non-public offering to a single, unaffiliated accredited investor.
4473	MEDOX CORPORATION INC	40,000,000	8/19/2009	Non-public offering to a single, unaffiliated consulting services.
4474	ROCCO ALBANESO	10,962,375	8/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4475	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	151,484	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4476	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	4,010,154	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4477	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,298,629	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4478	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,588,176	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4479	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	844,211	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4480	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II,	7,735,162	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.

9

4481	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,886,136	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4482	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	15,517,986	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4483	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,381,298	8/25/2009	Non-public offering to a single, unaffiliated accredited investor.
4484	XCEL ASSOCIATES INC	11,500,000	8/25/2009	Non-public offering to a single, unaffiliated consulting services.
4506	AJW PARTNERS LLC	242,244	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4507	AJW PARTNERS II, LLC	6,412,806	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4508	AJW MASTER FUND, LTD	2,076,692	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4509	AJW MASTER FUND II, LTD	7,337,145	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4510	AJW QUALIFIED PARTNERS, LLC	1,350,013	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4511	AJW QUALIFIED PARTNERS II, LLC	12,369,622	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4512	AJW OFFSHORE, LTD	9,412,767	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4513	AJW OFFSHORE II, LTD	24,815,463	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4514	NEW MILLENNIUM CAPITAL PARTNERS III, LLC	5,407,176	9/10/2009	Non-public offering to a single, unaffiliated accredited investor.
4515	C-WALL INVESTMENT LLC	10,000,000	9/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4516	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	213,662	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4517	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	5,656,164	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4518	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,831,665	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4519	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	6,471,441	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4520	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	1,190,726	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4521	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	10,910,140	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4522	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	8,302,162	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4523	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	21,887,505	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4524	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	4,769,187	9/15/2009	Non-public offering to a single, unaffiliated accredited investor.
4525	MICHAEL GATTO	10,000,000	9/16/2009	Non-public offering to a single, unaffiliated accredited investor.
4536	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	187,501	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4537	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	4,963,628	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4538	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,607,397	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4539	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	5,679,083	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4540	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	1,044,934	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4541	PENSON FINANCIAL SERVICES	9,574,311	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.

10

FBO|AJW QUALIFIED PARTNERS II, LLC			
4542	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	7,285,652	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4543	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	19,207,617	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4544	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	4,185,252	9/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4545	MEDOX CORPORATION INC	30,000,000	10/2/2009	Non-public offering to a single, unaffiliated consulting services.
4546	MEDOX CORPORATION INC	30,000,000	10/2/2009	Non-public offering to a single, unaffiliated consulting services.
4547	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	282,436	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4548	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	7,476,798	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4549	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	2,421,250	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4550	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	8,554,501	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4551	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	1,574,003	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4552	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	14,421,950	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4553	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	10,974,503	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4554	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	28,932,765	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4555	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	6,304,318	10/2/2009	Non-public offering to a single, unaffiliated accredited investor.
4556	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	397,782	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4557	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	10,530,284	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4558	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	3,410,076	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4559	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	12,048,114	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4560	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	2,216,817	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4561	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	20,311,799	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4562	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	15,456,433	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4563	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	40,748,756	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4564	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	8,878,968	10/6/2009	Non-public offering to a single, unaffiliated accredited investor.
4569	XCEL ASSOCIATES INC	5,000,000	10/6/2009	Non-public offering to a single, unaffiliated consulting services.
4570	XCEL ASSOCIATES INC	11,733,500	10/6/2009	Non-public offering to a single, unaffiliated consulting services.
4571	MEDOX CORPORATION INC	30,000,000	10/12/2009	Non-public offering to a single, unaffiliated consulting services.

11

4572	MEDOX CORPORATION INC	30,000,000	10/12/2009	Non-public offering to a single, unaffiliated consulting services.
4573	MEDOX CORPORATION INC	30,000,000	10/12/2009	Non-public offering to a single, unaffiliated consulting services.
4574	MEDOX CORPORATION INC	35,000,000	10/12/2009	Non-public offering to a single, unaffiliated consulting services.
4577	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	445,085	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4578	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	11,782,528	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4579	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	3,815,597	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4580	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	13,480,857	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4581	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	2,480,438	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4582	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	22,727,247	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4583	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	17,294,488	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4584	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	45,594,534	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4585	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	9,934,840	10/12/2009	Non-public offering to a single, unaffiliated accredited investor.
4611	THOMAS C VENINGA LTD	20,000,000	10/21/2009	Non-public offering to a single, unaffiliated accredited investor.
4646	MACHIAVELLI LTD, LLC	50,000,000	10/27/2009	Non-public offering to a single, unaffiliated accredited investor.
4647	XCEL ASSOCIATES INC	9,000,000	10/27/2009	Non-public offering to a single, unaffiliated consulting services.
4899	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	139,574	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4900	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	3,694,868	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4901	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,196,528	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4902	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,227,444	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4903	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	777,837	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4904	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,127,008	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4905	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,423,356	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4906	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	14,297,931	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4907	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,115,454	12/14/2009	Non-public offering to a single, unaffiliated accredited investor.
4908	MEDOX CORPORATION INC	80,000,000	12/15/2009	Non-public offering to a single, unaffiliated consulting services.
5041	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	139,574	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5042	PENSON FINANCIAL SERVICES	3,694,868	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.

12

FBO|AJW PARTNERS II, LLC			
5043	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,196,528	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5044	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,227,444	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5045	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	777,837	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5046	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,127,008	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5047	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,423,356	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5048	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	14,297,931	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5049	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,115,454	1/5/2010	Non-public offering to a single, unaffiliated accredited investor.
5051	MACHIAVELLI LTD, LLC	71,694,444	1/6/2010	Non-public offering to a single, unaffiliated accredited investor.
5052	JAHOCO, LLC	23,898,148	1/6/2010	Non-public offering to a single, unaffiliated accredited investor.
5053	RINGSPORT INTERNATIONAL INC	95,592,592	1/6/2010	Non-public offering to a single, unaffiliated accredited investor.
5081	RINGSPORT INTERNATIONAL INC	95,592,592	1/12/2010	Non-public offering to a single, unaffiliated accredited investor.
5082	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	201,084	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5083	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	5,323,207	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5084	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,723,841	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5085	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	6,090,491	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5086	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	1,120,632	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5087	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	10,267,901	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5088	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	7,813,445	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5089	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	20,599,070	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
5090	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	4,488,443	1/13/2010	Non-public offering to a single, unaffiliated accredited investor.
DM1.3 975	MICHAEL HARDISON	-67	1/19/2010	Reversed
4612	SCOTT R SAND	-83,333,425	1/25/2010	Reversed
5229	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	139,574	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5230	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	3,694,868	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5231	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,196,528	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5232	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,227,444	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5233	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS	777,837	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.

13

5234	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,127,008	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5235	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,423,356	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5236	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	14,297,931	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5237	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,115,454	2/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5242	RINGSPORT INTERNATIONAL INC	138,888,888	2/4/2010	Non-public offering to a single, unaffiliated accredited investor.
5657	RINGSPORT INTERNATIONAL INC	300,000,000	4/20/2010	Non-public offering to a single, unaffiliated accredited investor.
5688	MEDOX CORPORATION INC	175,000,000	4/26/2010	Non-public offering to a single, unaffiliated consulting services.
5693	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	659,486	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5694	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	17,458,251	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5695	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	5,653,595	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5696	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	19,974,675	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5697	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	3,675,281	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5698	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	33,675,112	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5699	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	25,625,358	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5700	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	67,557,723	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5701	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	14,720,519	4/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5713	EPIC WORLDWIDE, INC	104,000,000	5/4/2010	Non-public offering to a single, unaffiliated accredited investor.
5738	SALVATORE AMATO	200,000,000	5/11/2010	Non-public offering to a single, unaffiliated accredited investor.
5748	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	156,355	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5749	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	4,139,123	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5750	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,340,394	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5751	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,735,735	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5752	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	871,361	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5753	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,983,929	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5754	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	6,075,438	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5755	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	16,017,054	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.
5756	PENSON FINANCIAL SERVICES	3,490,043	5/14/2010	Non-public offering to a single, unaffiliated accredited investor.

14

FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC			
5761	SALVATORE AMATO	200,000,000	5/18/2010	Non-public offering to a single, unaffiliated accredited investor.
5818	WILKE, LLC	70,000,000	5/20/2010	Non-public offering to a single, unaffiliated consulting services.
5831	XCEL ASSOCIATES INC	33,333,333	5/21/2010	Non-public offering to a single, unaffiliated consulting services.
5832	HALF MOON ADVISORS, LLC	400,000,000	5/21/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
5877	MAGNA GROUP, LLC	61,333,334	5/27/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
5895	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	339,166	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5896	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	8,978,584	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5897	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	2,907,581	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5898	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	10,272,753	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5899	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	1,890,156	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5900	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	17,318,735	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5901	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	13,178,836	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5902	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	34,744,185	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5903	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	7,570,599	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5904	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	151,956	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5905	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	4,022,665	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5906	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,302,680	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5907	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,602,490	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5908	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	846,844	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5909	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,759,293	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5910	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,904,499	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5911	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	15,566,397	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5912	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,391,847	5/28/2010	Non-public offering to a single, unaffiliated accredited investor.
5920	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS, LLC	139,574	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5921	PENSON FINANCIAL SERVICES FBO|AJW PARTNERS II, LLC	3,694,868	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5922	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND, LTD	1,196,528	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5923	PENSON FINANCIAL SERVICES FBO|AJW MASTER FUND II, LTD	4,227,444	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.

15

5924	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS LLC	777,837	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5925	PENSON FINANCIAL SERVICES FBO|AJW QUALIFIED PARTNERS II, LLC	7,127,008	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5926	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE LTD	5,423,356	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5927	PENSON FINANCIAL SERVICES FBO|AJW OFFSHORE II, LTD	14,297,931	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5928	PENSON FINANCIAL SERVICES FBO|NEW MILLENNIUM CAPITAL PARTNERS III, LLC	3,115,454	6/2/2010	Non-public offering to a single, unaffiliated accredited investor.
5971	MAGNA GROUP, LLC	190,114,069	6/8/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
5989	JSJ INVESTMENTS INC	200,000,000	6/11/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6020	CAPITAL EDGE ENTERPRISES LLC	192,307,692	6/16/2010	Non-public offering to a single, unaffiliated accredited investor.
6131	HALF MOON ADVISORS, LLC	285,714,286	7/1/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6138	MAGNA GROUP, LLC	333,333,334	7/2/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6145	ROCCO ALBANESO	20,000,000	7/1/2010	Non-public offering to a single, unaffiliated accredited investor.
6146	MERVILLE MCCOLLUM	20,000,000	7/1/2010	Non-public offering to a single, unaffiliated accredited investor.
6183	SALVATORE AMATO	200,000,000	7/16/2010	Non-public offering to a single, unaffiliated accredited investor.
6184	* VOIDED *			
6222	PATRICIA A SHORES	20,000,000	7/23/2010	Non-public offering to a single, unaffiliated accredited investor.
6240	MAGNA GROUP, LLC	200,000,000	7/28/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6332	MAGNA GROUP, LLC	180,000,000	8/12/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6342	TJ MANAGEMENT GROUP LLC	121,212,121	8/13/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6343	TJ MANAGEMENT GROUP LLC	121,212,121	8/13/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6344	TJ MANAGEMENT GROUP LLC	121,212,121	8/13/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6360	PINPOINT INVESTMENT LLC	120,000,000	8/18/2010	Non-public offering to a single, unaffiliated accredited investor.
6131	HALF MOON ADVISORS, LLC	-285,714,286	8/24/2010	Non-public offering to a single, unaffiliated accredited investor.
6401	MAGNA GROUP, LLC	327,272,728	8/26/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6411	MAGNA GROUP, LLC	187,368,816	8/30/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
6183	SALVATORE AMATO	-200,000,000	9/1/2010	Non-public offering to a single, unaffiliated accredited investor.
6209	OCEANIC CONSULTING LLC	-200,000,000	9/1/2010	Non-public offering to a single, unaffiliated accredited investor.
6462	MAGNA GROUP, LLC	400,000,000	9/2/2010	Reg D, Rule 504 to a single, unaffiliated accredited investor.
10321	WILKE, LLC	750,000	1/19/2011	Non-public offering to a single, unaffiliated consulting services.
10322	ROCCO ALBANESO	400,000	1/19/2011	Non-public offering to a single, unaffiliated accredited investor.
10328	RICHARD G CAMPBELL	799,000	1/21/2011	Non-public offering to a single, affiliated consulting services.
10392	TODD STEVENSON	390,000	2/7/2011	Non-public offering to a single, unaffiliated accredited investor.
10396	DILLON WILKE	211,237	2/7/2011	Non-public offering to a single, unaffiliated accredited investor.
10402	SCOTT R SAND	24,333,340	2/9/2011	Non-public offering to a single, affiliated accredited investor.
10405	ROCCO ALBANESO	880,000	2/11/2011	Non-public offering to a single, unaffiliated accredited investor.
10415	JSJ INVESTMENTS INC	666,666	2/16/2011	Non-public offering to a single, unaffiliated accredited investor.
10451	JSJ INVESTMENTS INC	1,333,333	2/24/2011	Non-public offering to a single, unaffiliated accredited investor.
10464	TODD STEVENSON	300,000	3/3/2011	Non-public offering to a single, unaffiliated accredited investor.

16

10515	CHARLES VORWALLER	400,000	3/11/2011	Non-public offering to a single, affiliated consulting services.
10527	WILKE, LLC	134,286	3/15/2011	Non-public offering to a single, unaffiliated consulting services.
10543	JSJ INVESTMENTS INC	740,740	3/18/2011	Non-public offering to a single, unaffiliated accredited investor.
10544	GARY TILDEN	385,980	3/22/2011	Non-public offering to a single, unaffiliated consulting services.
10551	JON R MARPLE &JSUZANNE N MARPLE JT WROS	1,500,000	3/28/2011	Non-public offering to a single, unaffiliated consulting services.
10565	ROCCO ALBANESO	2,000,000	3/31/2011	Non-public offering to a single, unaffiliated accredited investor.
10566	MERVILLE MCCOLLUM	2,000,000	3/31/2011	Non-public offering to a single, unaffiliated accredited investor.
10600	TENACIA E MOHEIT	500,000	4/11/2011	Non-public offering to a single, unaffiliated accredited investor.
10601	RYAN C SAND	500,000	4/11/2011	Non-public offering to a single, unaffiliated accredited investor.
10603	SALVATORE AMATO	2,000,000	4/11/2011	Non-public offering to a single, unaffiliated accredited investor.
10609	ROBERT H SAND	2,000,000	4/12/2011	Non-public offering to a single, unaffiliated consulting services.
10621	WILKE, LLC	312,983	4/14/2011	Non-public offering to a single, unaffiliated consulting services.
10622	TODD STEVENSON	300,000	4/21/2011	Non-public offering to a single, unaffiliated accredited investor.
10639	CHRISTOPHER A WIRTH	300,000	4/26/2011	Non-public offering to a single, affiliated consultant.
10815	ACCELERIZE NEW MEDIA INC	1,333,334	6/23/2011	Non-public offering to a single, unaffiliated consulting services.
10868	XCEL ASSOCIATES INC	5,000,000	7/22/2011	Non-public offering to a single, unaffiliated consulting services.
11099	JSJ INVESTMENTS INC	5,006,441	4/26/2012	Non-public offering to a single, unaffiliated accredited investor.
11129	NATIONAL FINANCIAL COMMUNICATIONS CORP.	12,000,000	5/30/2012	Non-public offering to a single, unaffiliated consulting services.
11168	JSJ INVESTMENTS INC	4,619,075	7/18/2012	Non-public offering to a single, unaffiliated accredited investor.
11269	JSJ INVESTMENTS INC	5,500,000	8/24/2012	Non-public offering to a single, unaffiliated accredited investor.
11301	XCEL ASSOCIATES INC	2,500,000	9/7/2012	Non-public offering to a single, unaffiliated consulting services.
11302	XCEL ASSOCIATES INC	2,500,000	9/7/2012	Non-public offering to a single, unaffiliated consulting services.
11392	JSJ INVESTMENTS INC	5,400,000	9/27/2012	Non-public offering to a single, unaffiliated accredited investor.
11478	JSJ INVESTMENTS INC	4,000,000	11/15/2012	Non-public offering to a single, unaffiliated accredited investor.
11499	SALVATORE AMATO	3,000,000	11/21/2012	Non-public offering to a single, unaffiliated accredited investor.
11510	XCEL ASSOCIATES INC	9,000,000	11/30/2012	Non-public offering to a single, unaffiliated consulting services.
11511	JSJ INVESTMENTS INC	5,000,000	11/30/2012	Non-public offering to a single, unaffiliated accredited investor.
11577	JSJ INVESTMENTS INC	5,000,000	12/14/2012	Non-public offering to a single, unaffiliated accredited investor.
11608	ROCCO ALBANESO	2,000,000	12/24/2012	Non-public offering to a single, unaffiliated accredited investor.
11613	MERVILLE MCCOLLUM	2,000,000	12/26/2012	Non-public offering to a single, unaffiliated accredited investor.
11668	XCEL ASSOCIATES INC	10,352,941	1/4/2013	Non-public offering to a single, unaffiliated consulting services.
11734	JSJ INVESTMENTS INC	8,000,000	1/14/2013	Non-public offering to a single, unaffiliated accredited investor.
11923	JSJ INVESTMENTS INC	7,000,000	2/8/2013	Non-public offering to a single, unaffiliated accredited investor.
11928	XCEL ASSOCIATES INC	7,000,000	2/12/2013	Non-public offering to a single, unaffiliated consulting services.
11929	XCEL ASSOCIATES INC	3,140,553	2/12/2013	Non-public offering to a single, unaffiliated consulting services.
11964	JSJ INVESTMENTS INC	7,000,000	2/15/2013	Non-public offering to a single, unaffiliated accredited investor.
11983	SALVATORE AMATO	6,000,000	2/25/2013	Non-public offering to a single, unaffiliated accredited investor.
12137	MERVILLE MCCOLLUM	6,000,000	3/22/2013	Non-public offering to a single, unaffiliated accredited investor.

17

12138	SCOTT R SAND	2,000,000	3/22/2013	Non-public offering to a single, benificiary owner.
12139	SCOTT R SAND	20,000,000	3/25/2013	Non-public offering to a single, benificiary owner.
12145	ROCCO ALBANESO	20,000,000	3/26/2013	Non-public offering to a single, unaffiliated accredited investor.
12147	SAGE MARKET ADVISORS, LLC	10,000,000	3/26/2013	Non-public offering to a single, unaffiliated consulting services.
12148	ROCCO ALBANESO	6,000,000	3/26/2013	Non-public offering to a single, unaffiliated accredited investor.
12160	JSJ INVESTMENTS INC	15,000,000	4/2/2013	Non-public offering to a single, unaffiliated accredited investor.
12229	DAVID GARNETT	10,000,000	4/15/2013	Non-public offering to a single, unaffiliated accredited investor.
12230	DAVID GARNETT	6,250,000	4/15/2013	Non-public offering to a single, unaffiliated accredited investor.
12320	JSJ INVESTMENTS INC	15,000,000	4/29/2013	Non-public offering to a single, unaffiliated accredited investor.
12490	JSJ INVESTMENTS INC	13,000,000	5/17/2013	Non-public offering to a single, unaffiliated accredited investor.
12524	ROCCO ALBANESO	30,000,000	5/24/2013	Non-public offering to a single, unaffiliated accredited investor.
12657	JSJ INVESTMENTS INC	15,000,000	6/21/2013	Non-public offering to a single, unaffiliated accredited investor.
12670	ROCCO ALBANESO	30,000,000	7/3/2013	Non-public offering to a single, unaffiliated accredited investor.
12722	JSJ INVESTMENTS INC	13,000,000	7/25/2013	Non-public offering to a single, unaffiliated accredited investor.
12977	XCEL ASSOCIATES INC	28,000,000	8/29/2013	Non-public offering to a single, unaffiliated consulting services.
12992	JSJ INVESTMENTS INC	18,000,000	9/3/2013	Non-public offering to a single, unaffiliated accredited investor.
13054	JSJ INVESTMENTS INC	15,000,000	9/11/2013	Non-public offering to a single, unaffiliated accredited investor.
13136	JSJ INVESTMENTS INC	20,000,000	9/20/2013	Non-public offering to a single, unaffiliated accredited investor.
13478	JSJ INVESTMENTS INC	25,000,000	12/20/2013	Non-public offering to a single, unaffiliated accredited investor.
13563	JSJ INVESTMENTS INC	24,000,000	1/14/2014	Non-public offering to a single, unaffiliated accredited investor.
13785	JSJ INVESTMENTS INC	24,900,000	3/10/2014	Non-public offering to a single, unaffiliated accredited investor.
13791	SALVATORE AMATO	42,000,000	3/13/2014	Non-public offering to a single, unaffiliated accredited investor.
13812	JSJ INVESTMENTS INC	35,000,000	3/27/2014	Non-public offering to a single, unaffiliated accredited investor.
13912	JSJ INVESTMENTS INC	21,000,000	5/5/2014	Non-public offering to a single, unaffiliated accredited investor.
13944	JSJ INVESTMENTS INC	30,000,000	5/15/2014	Non-public offering to a single, unaffiliated accredited investor.
13976	ASHLEY KLEARMAN	4,273,334	6/13/2014	Non-public offering to a single, unaffiliated consulting service.
13977	JOSHUA KLEARMAN	4,273,333	6/13/2014	Non-public offering to a single, unaffiliated consulting service.
13978	BRANDON JON KLEARMAN	4,273,333	6/13/2014	Non-public offering to a single, unaffiliated consulting services.
13791	SALVATORE AMATO	-42,000,000	6/17/2014	Non-public offering to a single, unaffiliated accredited investor.
13991	JSJ INVESTMENTS INC	33,000,000	6/24/2014	Non-public offering to a single, unaffiliated accredited investor.

18